Stock Options	9 Months Ended
Sep. 30, 2016
Disclosure of Compensation Related Costs, Share-based Payments [Abstract]
Stock Options

11. Stock Options

Determining Fair Value of Stock Options

In determining the fair value of stock option grants, the Company utilized the following assumptions:

Valuation and Amortization Method. The Company estimates the fair value of stock option awards on the date of grant using the Black-Scholes-Merton valuation model. The fair value of all awards is expensed using the “graded-vesting method.”

Expected Life. The expected life of stock options granted represents the period of time that stock options are expected, on average, to be outstanding. The Company determined the expected life to be 3.5 years, for all stock options issued with three-year vesting periods and four-year grant expirations.

Expected Volatility. Using the Black-Scholes-Merton valuation model, the Company estimates the volatility of Predecessor’s common shares at the beginning of the quarter in which the stock option is granted. The volatility of 58.6% is based on weighted average historical movements of Predecessor’s common share price on the ASX over a period that approximates the expected life.

Risk-Free Interest Rate. The Company utilizes a risk-free interest rate equal to the rate of U.S. Treasury zero-coupon issues as of the date of grant with a term equivalent to the stock option’s expected life.

Expected Dividend Yield. The Predecessor and the Successor have not paid any cash dividends on its common shares, and the Successor does not anticipate paying any cash dividends in the foreseeable future. Consequently, a dividend yield of zero is utilized in the Black-Scholes-Merton valuation model.

Expected Forfeitures. The Company has experienced limited forfeitures and therefore has not discounted expenses for forfeitures at the reporting date.

Stock Option Activity

For the nine months ended September 30, 2016, no stock options were exercised. The following tables summarize certain information related to outstanding stock options under the Lonestar Resources Limited 2012 Employee Share Option Plan and the Lonestar Resources US Inc. 2016 Incentive Plan, which replaced the Lonestar Resources Limited 2012 Employee Share Option Plan following the Reorganization:

	Shares	Weighted Average Exercise Price Per Share	Weighted Average Remaining Contractual Term (in years)
Outstanding at December 31, 2015	849,936	$15.50	1.0
Options vested and exercisable at December 31, 2015	807,686	15.50	1.0
Granted	35,000	15.00	2.0
Exercised	—	—	—
Canceled/Expired	(64,667)	18.00	—
Forfeited	—	—	—

Outstanding at September 30, 2016	820,269	$15.00	0.5
Options vested and exercisable at September 30, 2016	778,019	$15.00	0.5

	Shares	Weighted Average Fair Value per Share	Weighted Average Exercise Price per share	Weighted Average Remaining Contractual Term (in years)
Outstanding non-vested options at December 31, 2015	42,250	$9.00	$15.50	1.0
Granted	35,000	1.90	15.00	2.25
Vested	(35,000)	1.90	15.00	2.25
Forfeited	—	—	—	—

Outstanding non-vested options at September 30, 2016	42,250	$9.00	$15.50	0.25

Stock-Based Compensation Expense

For the three and nine month periods ended September 30, 2016, the Company recorded stock-based compensation expense for stock options granted using the fair-value method of $121,986 and $312,638, respectively.